Exhibit 99.1

FOR IMMEDIATE RELEASE

MasterCraft Boat Holdings, Inc. Announces New $50 Million Share Repurchase Authorization

VONORE, Tenn. (July 24, 2023) – MasterCraft Boat Holdings, Inc. (NASDAQ: MCFT) (the “Company”) announced today that its Board of Directors has authorized a new share repurchase authorization under which the Company may repurchase up to $50 million of its outstanding shares of common stock. The new authorization will become effective upon the expiration of the Company’s existing $50 million share repurchase authorization.

The timing and amount of any share repurchases will be determined by the Company’s management at its discretion based on ongoing assessments of the capital needs of the business, the market price of the Company’s common stock and general market conditions. Share repurchases under the program may be made through a variety of methods, which may include open market purchases, accelerated share repurchases, tender offers, privately negotiated transactions or otherwise. The program has no expiration date and does not obligate the Company to acquire any particular amount of its common stock, and the share repurchase program may be suspended or discontinued at any time at the Company’s discretion.

About MasterCraft Boat Holdings, Inc.

Headquartered in Vonore, TN, MasterCraft Boat Holdings, Inc. (NASDAQ: MCFT) is a leading innovator, designer, manufacturer and marketer of premium recreational powerboats through its three wholly-owned brands, MasterCraft, Crest and Aviara. Through these three brands, MasterCraft Boat Holdings has leading market share positions in two of the fastest-growing segments of the powerboat industry – performance sport boats and pontoon boats -- while entering the large, growing luxury day boat segment. For more information about MasterCraft Boat Holdings, and its three brands, visit: investors.mastercraft.com, www.MasterCraft.com, www.CrestPontoonBoats.com, and www.AviaraBoats.com.

Forward-Looking Statements

This press release includes forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Forward-looking statements can often be identified by such words and phrases as “believes,” “anticipates,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “continue” and similar expressions, comparable terminology or the negative thereof, and include statements in this press release concerning our share repurchase program.

Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: changes in interest rates, the potential effects of supply chain disruptions and production inefficiencies, general economic conditions, demand for our products, inflation, changes in consumer preferences, competition within our industry, our reliance on our network of independent dealers, our ability to manage our manufacturing levels and our fixed cost base, the successful introduction of our new products, geopolitical conflicts and financial institution disruptions. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2022, filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2022 and our Quarterly Report on Form 10-Q for the fiscal quarter ended April 2, 2023, filed with the SEC on May 10, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements. The discussion of these risks is specifically incorporated by reference into this press release.

Any such forward-looking statements represent management's estimates as of the date of this press release. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release. We undertake no obligation (and we expressly disclaim any obligation) to update or supplement any forward-looking statements that may become untrue or cause our views to change, whether because of new information, future events, changes in assumptions or otherwise. Comparison of results for current and prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Investor Contact:

MasterCraft Boat Holdings, Inc.

Bobby Potter

Director of Treasury and Investor Relations

(423) 884-7139

bobby.potter@mastercraft.com

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